UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2019

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note: This Amendment is being filed solely to correct the tables and corresponding narrative and examples in the original filing on April 4, 2019.

Employment agreements for Stephen Berman, our President and Chief Executive Officer, for John (Jack) McGrath, our Chief Operating Officer, and for Brent Novak, our Chief Financial Officer, provide, inter alia, that for fiscal year 2019, their respective Annual Performance Bonuses will depend on our achieving certain performance criteria. The performance measures are based upon net revenues and EBITDA (earnings before interest, taxes, depreciation and amortization) with each performance measure weighted 50%. The specific performance criteria is to be determined by the Compensation Committee of our Board of Directors (the “Board”) before the end of the Company’s first fiscal quarter. The performance criteria for Messrs. Berman and McGrath’s respective 2019 Annual Performance Bonuses have been established by the Compensation Committee, and are set forth below: (i) if the minimum EBITDA threshold of $22.3 million is not met no Annual Performance Bonus will be earned regardless of the amount of net revenue, subject to the discretion of the Committee described below, and (ii) the net revenue criteria used to calculate the Annual Performance Bonus cannot be higher than two tiers above the EBITDA tier actually achieved, subject to the Committee’s exercise of its discretion to make adjustments to such conditions as described below. The following examples are provided as an illustration of the foregoing conditions: (1) if the Company achieves net revenue of $700 million and EBITDA of $22 million, the Annual Performance Bonus would be zero because the threshold EBITDA target was not achieved; and, as another example, (2) if the Company achieves net revenue of $700 million and EBITDA of $28 million, the portion of the Annual Performance Bonus calculated according to the net revenue criteria would be limited to 140% (i.e. two higher than the EBITDA level achieved) and the pay-out for the portion calculated according to the EBITDA criteria would be 100%; subject to the Committee’s exercise of its discretion to make adjustments to such conditions as provided below. The employment agreement for our Chief Financial Officer, Brent Novak, provides that the performance criteria for determination of his Annual Performance Bonus will be the same as for Mr. McGrath, and the maximum bonus for Mr. Novak will be $631,250.00, which is 125% of his base salary of $505,000.00. EBITDA is calculated after including Bonuses as an expense. The above notwithstanding, no Annual Performance Bonus will be paid if such payment will cause EBITDA to be less than $25.75 million, and in such event, the reduction in the Bonus payable will be allocated pro rata among the three named executives.

The performance criteria, bonus targets and bonus percentages may be adjusted in the sole discretion of the Compensation Committee to take account of extraordinary or special items, or as otherwise may be permitted by the Plan, and the Compensation Committee also specifically reserved the right to modify the performance criteria, bonus targets and bonus percentages in the exercise of its negative discretion to take account of investment banking, accounting and legal fees incurred in connection with transactions regarding the expression of interest received from Hong Kong Meisheng Cultural Company Limited, including related transactions with convertible debt holders and other similar recapitalization and strategic transactions and unforeseen market and general economic conditions.

The criteria for the 2019 bonuses have been established by the Compensation Committee, after discussion with its consultant, Willis Towers Watson, as follows, subject to the conditions described in the preceding paragraphs:

Berman / CEO
2019 Annual Salary	$1,525,000
Maximum Bonus (300%)	$4,575,000

	Weighting - 50%		Weighting - 50%
Bonus as	Net Revenue ($Millions)		EBITDA ($Millions)
% of Target	Target Bonus = $762,500		Target Bonus = $762,500
	Max Bonus = $2,287,500		Max Bonus = $2,287,500

0%	<$540.3		<$22.3
20%	$540.3	$553.6	$22.3	$23.3
40%	$553.7	$567.5	$23.4	$24.5
60%	$567.6	$581.7	$24.6	$25.7
80%	$581.79	$596.2	$25.8	$27.0
100%	$596.3	$626.1	$27.1	$28.4
120%	$626.2	$657.4	$28.5	$29.8
140%	$657.5	$690.3	$29.9	$31.3
160%	$690.4	$724.8	$31.4	$32.9
180%	$724.9	$761.0	$33.0	$34.6
200%	$761.1	$799.0	$34.7	$36.3
220%	$799.1	$838.9	$36.4	$38.1
240%	$839.0	$880.8	$38.2	$40.0
260%	$880.9	$924.9	$40.1	$42.0
280%	$925.0	$971.2	$42.1	$44.1
300%	$971.3	and up	$44.2	and up

McGrath / COO
2019 Annual Salary	$720,000
Maximum Bonus (125%)	$900,000

	Weighting - 50%		Weighting - 50%
Bonus as	Net Revenue ($Millions)		EBITDA ($Millions)
% of Target	Target Bonus = $360,000		Target Bonus = $360,000
	Max Bonus = $450,000		Max Bonus = $450,000

0.0%	<$540.3		<$22.3
20.0%	$540.3	$553.6	$22.3	$23.3
40.0%	$553.7	$567.5	$23.4	$24.5
60.0%	$567.6	$581.7	$24.6	$25.7
80.0%	$581.79	$596.2	$25.8	$27.0
100.0%	$596.3	$626.1	$27.1	$28.4
102.5%	$626.2	$657.4	$28.5	$29.8
105.0%	$657.5	$690.3	$29.9	$31.3
107.5%	$690.4	$724.8	$31.4	$32.9
110.0%	$724.9	$761.0	$33.0	$34.6
112.5%	$761.1	$799.0	$34.7	$36.3
115.0%	$799.1	$838.9	$36.4	$38.1
117.5%	$839.0	$880.8	$38.2	$40.0
120.0%	$880.9	$924.9	$40.1	$42.0
122.5%	$925.0	$971.2	$42.1	$44.1
125.0%	$971.3	and up	$44.2	and up

Novak / CFO
2019 Annual Salary	$505,000
Maximum Bonus (125%)	$631,250

	Weighting - 50%		Weighting - 50%
Bonus as	Net Revenue ($Millions)		EBITDA ($Millions)
% of Target	Target Bonus = $252,500		Target Bonus = $252,500
	Max Bonus = $315,625		Max Bonus = $315,625

0.0%	<$540.3		<$22.3
20.0%	$540.3	$553.6	$22.3	$23.3
40.0%	$553.7	$567.5	$23.4	$24.5
60.0%	$567.6	$581.7	$24.6	$25.7
80.0%	$581.79	$596.2	$25.8	$27.0
100.0%	$596.3	$626.1	$27.1	$28.4
102.5%	$626.2	$657.4	$28.5	$29.8
105.0%	$657.5	$690.3	$29.9	$31.3
107.5%	$690.4	$724.8	$31.4	$32.9
110.0%	$724.9	$761.0	$33.0	$34.6
112.5%	$761.1	$799.0	$34.7	$36.3
115.0%	$799.1	$838.9	$36.4	$38.1
117.5%	$839.0	$880.8	$38.2	$40.0
120.0%	$880.9	$924.9	$40.1	$42.0
122.5%	$925.0	$971.2	$42.1	$44.1
125.0%	$971.3	and up	$44.2	and up

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: April 8, 2019
	By:	/s/ STEPHEN G. BERMAN
Stephen G. Berman, CEO